UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3999

John Hancock Investment Trust II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock INVESTMENTS

John Hancock

# Regional Bank Fund

**Annual Report**

10.31.13

A look at performance

Total returns for the period ended October 31, 2013

	Average annual total returns (%)			Cumulative total returns (%)
	with maximum sales charge			with maximum sales charge

	1-year	5-year	10-year	1-year	5-year	10-year

Class A	25.42	7.49	3.27	25.42	43.53	37.94

Class B	26.05	7.54	3.20	26.05	43.85	37.02

Class C	30.00	7.84	3.07	30.00	45.86	35.29

index 1†	27.18	15.17	7.46	27.18	102.61	105.29

index 2†	29.19	4.65	–2.15	29.19	61.28	25.53

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. For all classes, the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C
Net/Gross (%)	1.38	2.08	2.08

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index 1 is the S&P 500 Index; Index 2 is the S&P Composite 1500 Banks Index.

See the following page for footnotes.

6	Regional Bank Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index 1	Index 2

Class B1	10-31-03	$13,702	$13,702	$20,529	$8,047

Class C1	10-31-03	13,529	13,529	20,529	8,047

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Class C shares investment with a maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04.

S&P Composite 1500 Banks Index — is an unmanaged index of banking sector stocks in the S&P 1500 Index. Total return for this index is not available for the ten-year period.

S&P 500 Index — is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 The contingent deferred sales charge is not applicable.

Annual report | Regional Bank Fund	7

Management’s discussion of

Fund performance

By John Hancock Asset management a division of manulife Asset management (US) LLC

Stocks rose to record highs in the 12 months ended October 31, 2013, with virtually every sector of the S&P 500 Index enjoying double-digit gains. Signs of economic improvement in the United States and Japan and economic stabilization in Europe supported stock prices. Equities benefited further from the aggressive monetary policies of the U.S. Federal Reserve and central banks of other developed nations. In that environment, financials sector shares did very well, with bank stocks outperforming the broader market. Banks benefited from better deposit activity and modest loan growth. Continued economic improvement meant lower credit costs, helping bank earnings that generally came in better than expected. The ongoing industry trend toward consolidation continued, further supporting share prices.

In the 12 months ended October 31, 2013, John Hancock Regional Bank Fund’s Class A shares had a total return of 31.99%, excluding sales charges. By comparison, the fund’s benchmark, the S&P Composite 1500 Banks Index, and the average financial fund category tracked by Morningstar, Inc., returned 29.19% and 31.06%,† respectively. Large, diversified banks and financial services firms were an important source of strength during the 12-month period, with Bank of America Corp. one of the leading individual contributors to performance compared with the benchmark. The fund enjoyed strong performance from a broad range of holdings. Key contributors were asset-sensitive banks, which benefited from improving economic conditions and the prospect of rising interest rates.

In a period of such strong absolute performance, few positions detracted meaningfully from the fund’s results. The leading individual detractor was Florida-based bank holding company Bond Street Holdings LLC, which was established in the wake of the financial crisis to acquire failed banks from the Federal Deposit Insurance Corporation. The stock underperformed as the pace of capital deployment was below investor expectations. We continue to hold the stock because we believe that Bond Street is undervalued and that the company is well positioned to benefit from the ongoing economic recovery in Florida.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market or other conditions warrant.

Past performance is no guarantee of future results.

† Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

8	Regional Bank Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

▪ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses, including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2013, with the same investment held until October 31, 2013.

	Account value	Ending value	Expenses paid during
	on 5-1-13	on 10-31-13	period ended 10-31-13[1]

Class A	$1,000.00	$1,182.10	$6.93

Class B	1,000.00	1,177.90	10.92

Class C	1,000.00	1,177.60	10.98

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2013, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Regional Bank Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2013, with the same investment held until October 31, 2013. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value	Ending value	Expenses paid during
	on 5-1-13	on 10-31-13	period ended 10-31-13[1]

Class A	$1,000.00	$1,018.90	$6.41

Class B	1,000.00	1,015.20	10.11

Class C	1,000.00	1,015.10	10.16

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio of 1.26%, 1.99% and 2.00% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Regional Bank Fund | Annual report

Portfolio summary

Top 10 Holdings (28.2% of Net Assets on 10-31-13)[1,2]

Wells Fargo & Company	3.0%	JPMorgan Chase & Company	2.8%

U.S. Bancorp	3.0%	M&T Bank Corp.	2.8%

PNC Financial Services Group, Inc.	2.9%	Cullen/Frost Bankers, Inc.	2.8%

Bank of America Corp.	2.9%	SVB Financial Group	2.6%

BB&T Corp.	2.9%	Fifth Third Bancorp	2.5%

Sector Composition[1,3]

Commercial Banks	86.0%	Diversified Financial Services	5.9%

Thrifts & Mortgage Finance	7.5%	Short-Term Investments	0.6%

1 As a percentage of net assets on 10-31-13.

2 Cash and cash equivalents not included.

3 The stock prices of midsized and small companies can change more frequently and dramatically than those of large companies. Foreign investing has additional risks, such as currency and market volatility, and political and social instability. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Industry or sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular industries or sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one industry or sector may fluctuate more widely than investments diversified across industries or sectors. Please see the fund’s prospectus for additional risks.

Annual report | Regional Bank Fund	11

Fund’s investments

As of 10-31-13

	Shares	Value
Common Stocks 96.4%		$676,707,061

(Cost $338,705,659)

Financials 96.4%		676,707,061

Commercial Banks 83.2%

1st Source Corp.	10,294	323,026

1st United Bancorp, Inc.	748,779	5,720,672

Access National Corp.	68,218	991,208

American Business Bank (I)	38,823	1,145,279

Ameris Bancorp (I)	456,946	8,362,107

Anchor Bancorp Wisconsin, Inc. (I)(R)	230,700	4,633,617

Anchor Bancorp, Inc. (I)(V)	161,584	2,751,776

Bank of Marin Bancorp, Class A	4,180	177,859

Bar Harbor Bankshares	95,308	3,596,924

BB&T Corp.	590,015	20,042,810

Bond Street Holdings LLC, Class A (I)(S)	520,587	7,288,218

Bond Street Holdings LLC, Class B (I)(S)	12,609	176,526

Bryn Mawr Bank Corp.	383,894	10,695,287

BSB Bancorp, Inc. (I)	234,047	3,337,510

Centerstate Banks, Inc.	602,986	5,945,442

Chemical Financial Corp.	132,365	3,876,971

City Holding Company	65,330	2,972,515

CoBiz Financial, Inc.	96,113	1,042,826

Comerica, Inc.	165,668	7,173,424

Commerce Bancshares, Inc.	113,820	5,236,858

ConnectOne Bancorp, Inc. (I)	33,239	1,263,414

CU Bancorp (I)	166,115	3,089,739

Cullen/Frost Bankers, Inc.	274,364	19,422,228

East West Bancorp, Inc.	397,406	13,388,608

Eastern Virginia Bankshares, Inc. (I)	264,358	1,594,079

Evans Bancorp, Inc.	126,399	2,490,060

Fifth Third Bancorp	940,182	17,891,663

First Citizens BancShares, Inc., Class A	316	66,907

First Commonwealth Financial Corp.	239,085	2,077,649

First Community Corp.	228,772	2,372,366

First Connecticut Bancorp, Inc.	16,859	247,490

First Financial Bancorp	188,393	2,923,859

First Financial Holdings, Inc.	150,691	9,030,912

First Horizon National Corp.	324,384	3,454,690

First Merchants Corp.	198,324	3,728,491

12	Regional Bank Fund | Annual report	See notes to financial statements

	Shares	Value
Commercial Banks (continued)

First Security Group, Inc. (I)	1,767,811	$3,588,656

First Southern Bancorp, Inc., Class B (I)	140,985	727,483

Firstbank Corp.	1,724	33,773

FirstMerit Corp.	714,910	16,056,879

Flushing Financial Corp.	235,254	4,726,253

FNB Corp.	1,289,898	16,136,624

Glacier Bancorp, Inc.	410,433	11,340,264

Guaranty Bancorp	38,435	518,873

Hancock Holding Company	464,181	15,215,853

Heritage Commerce Corp.	712,266	5,548,552

Heritage Financial Corp.	141,015	2,274,572

Heritage Oaks Bancorp (I)	1,064,426	7,291,318

Home Federal Bancorp, Inc.	220,191	3,432,778

Independent Bank Corp. — Massachusetts	482,214	17,301,838

Independent Bank Corp. — Michigan (I)	175,548	1,706,327

M&T Bank Corp.	174,347	19,619,268

MB Financial, Inc.	558,378	16,583,827

Monarch Financial Holdings, Inc.	223,406	2,651,829

MutualFirst Financial, Inc.	5,800	98,600

NewBridge Bancorp (I)	350,132	2,611,985

Northrim BanCorp, Inc.	18,959	475,871

Pacific Continental Corp.	318,618	4,390,556

Park Sterling Corp.	1,286,421	8,374,601

Peoples Bancorp, Inc.	132,557	2,971,928

PNC Financial Services Group, Inc.	278,195	20,455,678

Prosperity Bancshares, Inc.	210,308	13,133,735

Regions Financial Corp.	1,329,374	12,801,872

Sandy Spring Bancorp, Inc.	100,205	2,454,020

Sierra Bancorp	260,000	4,921,800

Simmons First National Corp., Class A	15,248	499,220

Southern First Bancshares, Inc. (I)	96,428	1,295,992

Southwest Bancorp, Inc. (I)	257,823	4,127,746

State Bank Financial Corp.	226,420	3,862,725

Suffolk Bancorp (I)	220,756	4,315,780

Sun Bancorp, Inc. (I)	1,010,383	3,334,264

SunTrust Banks, Inc.	514,752	17,316,257

SVB Financial Group (I)	188,422	18,047,059

Talmer Bancorp, Inc. (I)(S)	1,609,719	17,132,909

The Community Financial Corp.	68,323	1,318,634

TriCo Bancshares	377,716	9,552,438

Trustmark Corp.	90,000	2,444,400

U.S. Bancorp	558,198	20,854,277

Union First Market Bankshares Corp.	326,026	7,863,747

United Bancorp, Inc. (I)	574,891	4,225,449

Virginia Heritage Bank (I)	56,123	903,580

Washington Banking Company	130,863	2,225,980

Washington Trust Bancorp, Inc.	224,305	7,377,391

Wells Fargo & Company	492,154	21,010,054

See notes to financial statements	Annual report | Regional Bank Fund	13

	Shares	Value
Commercial Banks (continued)

WesBanco, Inc.	299,228	$8,797,303

Westbury Bancorp, Inc. (I)	58,803	849,115

Wilshire Bancorp, Inc.	1,037,847	8,790,564

Yadkin Financial Corp. (I)	320,235	5,258,259

Zions Bancorporation	577,575	16,385,803

Diversified Financial Services 5.7%

Bank of America Corp.	1,454,921	20,310,697

JPMorgan Chase & Company	385,365	19,861,712

Thrifts & Mortgage Finance 7.5%

Berkshire Hills Bancorp, Inc.	386,034	9,793,683

Cheviot Financial Corp.	191,734	2,070,727

First Defiance Financial Corp.	262,030	6,765,615

Heritage Financial Group, Inc.	221,086	3,798,257

HomeStreet, Inc.	224,021	4,260,879

New York Community Bancorp, Inc.	215,662	3,495,881

Rockville Financial, Inc.	151,335	1,990,055

Simplicity Bancorp, Inc.	200,414	3,142,492

Southern Missouri Bancorp, Inc.	93,660	2,833,215

United Community Financial Corp. (I)	1,058,239	4,232,956

WSFS Financial Corp.	148,312	10,383,323

Preferred Securities 1.3%		$8,745,111

(Cost $6,468,851)

Financials 1.3%		8,745,111

Commercial Banks 1.3%

First Citizens Bancshares, Inc., Series A (5.000%
to 2-1-14, then 9.000% thereafter) (S)	24,962	5,285,204

First Southern Bancorp, Inc. (5.000% to 2-1-14,
then 9.000% thereafter)	241	485,736

United Community Banks, Inc., Series B
(5.000% to 2-1-14, then 9.000% thereafter)	3,071	2,974,171

Warrants 1.7%		$12,132,662

(Cost $7,435,156)

Financials 1.7%		12,132,662

Commercial Banks 1.5%

Bank of Marin Bancorp (Expiration Date: 12-5-18, Strike Price: $27.23) (I)	97,715	1,568,534

Comerica, Inc. (Expiration Date: 11-14-18, Strike Price: $29.40) (I)	285,756	4,709,259

Horizon Bancorp (Expiration Date: 12-19-18, Strike Price: $17.68) (I)	300,229	4,168,821

TCF Financial Corp. (Expiration Date: 11-14-18, Strike Price: $16.93) (I)	116,620	276,389

Valley National Bancorp (Expiration Date: 11-14-18, Strike Price: $16.92) (I)	63,055	39,094

Diversified Financial Services 0.2%

Citigroup, Inc.(Expiration Date: 1-4-19, Strike Price: $106.10) (I)	1,721,817	1,067,527

Thrifts & Mortgage Finance 0.0%

Washington Federal, Inc. (Expiration Date: 11-14-18, Strike Price: $17.57) (I)	51,979	303,038

14	Regional Bank Fund | Annual report	See notes to financial statements

	Par value	Value
Short-Term Investments 0.6%		$4,469,000

(Cost $4,469,000)

Repurchase Agreement 0.6%		4,469,000
Barclays Tri-Party Repurchase Agreement dated 10-31-13 at 0.070%
to be repurchased at $4,469,009 on 11-1-13, collateralized by
$4,418,900 U.S. Treasury Note, 1.500% due 6-30-16 (valued at
$4,558,421, including interest)	4,469,000	4,469,000

Total investments (Cost $357,078,666)† 100.0%		$702,053,834

Other assets and liabilities, net 0.0%		$16,924

Total net assets 100.0%		$702,070,758

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

(I) Non-income producing security.

(R) Direct placement securities are restricted to resale and the fund has limited rights to registration under the Securities Act of 1933.

Value as a
	Original		Beginning	Ending	percentage
	acquisition	Acquisition	share	share	of fund’s	Value as of
Issuer description	date	cost	amount	amount	net assets	10-31-13

Anchor Bancorp	9-20-13	$4,614,007	—	230,700	0.66%	$4,633,617
Wisconsin, Inc.
Bought: 230,700 shares

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(V) The fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the fund. For more information on this security refer to the Notes to the financial statements.

† At 10-31-13, the aggregate cost of investment securities for federal income tax purposes was $359,118,309. Net unrealized appreciation aggregated $342,935,525 of which $348,045,070 related to appreciated investment securities and $5,109,545 related to depreciated investment securities.

See notes to financial statements	Annual report | Regional Bank Fund	15

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $355,462,826)	$699,302,058
Investments in affiliated issuers, at value (Cost $1,615,840)	2,751,776

Total investments, at value (Cost $357,078,666)	702,053,834
Cash	220,351
Receivable for fund shares sold	934,884
Dividends and interest receivable	409,263
Other receivables and prepaid expenses	104,898

Total assets	703,723,230

Liabilities

Payable for fund shares repurchased	1,140,483
Payable to affiliates
Accounting and legal services fees	21,610
Transfer agent fees	82,801
Distribution and service fees	218,213
Trustees’ fees	78,781
Other liabilities and accrued expenses	110,584

Total liabilities	1,652,472

Net assets	$702,070,758

Net assets consist of

Paid-in capital	$309,659,336
Accumulated distributions in excess of net investment income	(35,672)
Accumulated net realized gain (loss) on investments and written options	47,471,926
Net unrealized appreciation (depreciation) on investments	344,975,168

Net assets	$702,070,758

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($632,275,184 ÷ 34,439,964 shares)[1]	$18.36
Class B ($18,524,150 ÷ 1,047,880 shares)[1]	$17.68
Class C ($51,271,424 ÷ 2,896,174 shares)[1]	$17.70

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$19.33

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16	Regional Bank Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$11,948,075
Interest	2,821

Total investment income	11,950,896

Expenses

Investment management fees	4,976,639
Distribution and service fees	2,284,307
Accounting and legal services fees	119,474
Transfer agent fees	1,041,773
Trustees’ fees	26,770
State registration fees	60,793
Printing and postage	78,078
Professional fees	58,457
Custodian fees	60,873
Registration and filing fees	20,545
Other	17,906

Total expenses	8,745,615
Less expense reductions	(15,794)

Net expenses	8,729,821

Net investment income	3,221,075

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	55,061,072
Written options	26,259

55,087,331
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	111,462,755
Investments in affiliated issuers	657,647
Written options	(24,239)

112,096,163

Net realized and unrealized gain	167,183,494

Increase in net assets from operations	$170,404,569

See notes to financial statements	Annual report | Regional Bank Fund	17

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	10-31-13	10-31-12

Increase (decrease) in net assets

From operations
Net investment income	$3,221,075	$2,558,541
Net realized gain	55,087,331	31,249,086
Change in net unrealized appreciation	112,096,163	88,269,222

Increase in net assets resulting from operations	170,404,569	122,076,849

Distributions to shareholders
From net investment income
Class A	(3,238,543)	(2,543,749)
Class B	(12,205)	(2,488)
Class C	(20,822)	(3,584)
From net realized gain
Class A	(25,767,667)	(28,006,674)
Class B	(873,483)	(1,161,638)
Class C	(1,491,638)	(1,673,571)

Total distributions	(31,404,358)	(33,391,704)

From fund share transactions	(31,713,084)	3,006,440

Total increase	107,287,127	91,691,585

Net assets

Beginning of year	594,783,631	503,092,046

End of year	$702,070,758	$594,783,631

Accumulated distributions in excess of net investment income	($35,672)	($25,751)

18	Regional Bank Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	10-31-13	10-31-12	10-31-11	10-31-10	10-31-09

Per share operating performance

Net asset value, beginning of period	$14.70	$12.56	$13.95	$13.05	$18.19
Net investment income[1]	0.09	0.07	0.06	0.04	0.19
Net realized and unrealized gain (loss)
on investments	4.37	2.92	(0.27)	0.91	(2.78)
Total from investment operations	4.46	2.99	(0.21)	0.95	(2.59)
Less distributions
From net investment income	(0.09)	(0.07)	(0.05)	(0.05)	(0.22)
From net realized gain	(0.71)	(0.78)	(1.13)	—	(2.33)
Total distributions	(0.80)	(0.85)	(1.18)	(0.05)	(2.55)
Net asset value, end of period	$18.36	$14.70	$12.56	$13.95	$13.05
Total return (%)[2,3]	31.99	25.62	(2.37)	7.26	(12.98)

Ratios and supplemental data

Net assets, end of period (in millions)	$632	$547	$457	$559	$584
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.38	1.36	1.38	1.55
Expenses net of fee waivers	1.32	1.38	1.36	1.38	1.54
Net investment income	0.57	0.52	0.40	0.30	1.56
Portfolio turnover (%)	12	11	16	24	37

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

CLASS B SHARES Period ended	10-31-13	10-31-12	10-31-11	10-31-10	10-31-09

Per share operating performance

Net asset value, beginning of period	$14.21	$12.18	$13.62	$12.79	$17.89
Net investment income (loss)[1]	(0.02)	(0.03)	(0.04)	(0.06)	0.11
Net realized and unrealized gain (loss)
on investments	4.21	2.84	(0.26)	0.89	(2.75)
Total from investment operations	4.19	2.81	(0.30)	0.83	(2.64)
Less distributions
From net investment income	(0.01)	—[2]	(0.01)	—[2]	(0.13)
From net realized gain	(0.71)	(0.78)	(1.13)	—	(2.33)
Total distributions	(0.72)	(0.78)	(1.14)	—[2]	(2.46)
Net asset value, end of period	$17.68	$14.21	$12.18	$13.62	$12.79
Total return (%)[3,4]	31.05	24.85	(3.16)	6.52	(13.60)

Ratios and supplemental data

Net assets, end of period (in millions)	$19	$18	$19	$27	$34
Ratios (as a percentage of average net assets):
Expenses before reductions	2.03	2.08	2.06	2.09	2.26
Expenses net of fee waivers	2.02	2.08	2.06	2.08	2.24
Net investment income (loss)	(0.12)	(0.19)	(0.30)	(0.40)	0.90
Portfolio turnover (%)	12	11	16	24	37

1 Based on the average daily shares outstanding.
2 Less than $0.005 per share.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

See notes to financial statements	Annual report | Regional Bank Fund	19

CLASS C SHARES Period ended	10-31-13	10-31-12	10-31-11	10-31-10	10-31-09

Per share operating performance

Net asset value, beginning of period	$14.23	$12.20	$13.63	$12.80	$17.90
Net investment income (loss)[1]	(0.02)	(0.03)	(0.04)	(0.06)	0.10
Net realized and unrealized gain (loss)
on investments	4.21	2.84	(0.25)	0.89	(2.74)
Total from investment operations	4.19	2.81	(0.29)	0.83	(2.64)
Less distributions
From net investment income	(0.01)	—[2]	(0.01)	—[2]	(0.13)
From net realized gain	(0.71)	(0.78)	(1.13)	—	(2.33)
Total distributions	(0.72)	(0.78)	(1.14)	—[2]	(2.46)
Net asset value, end of period	$17.70	$14.23	$12.20	$13.63	$12.80
Total return (%)[3,4]	31.00	24.81	(3.07)	6.51	(13.59)

Ratios and supplemental data

Net assets, end of period (in millions)	$51	$30	$27	$32	$28
Ratios (as a percentage of average net assets):
Expenses before reductions	2.02	2.08	2.06	2.08	2.25
Expenses net of fee waivers	2.02	2.08	2.06	2.08	2.23
Net investment income (loss)	(0.15)	(0.19)	(0.30)	(0.41)	0.86
Portfolio turnover (%)	12	11	16	24	37

1 Based on the average daily shares outstanding.
2 Less than $0.005 per share.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

20	Regional Bank Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Regional Bank Fund (the fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation. Moderate income is a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last quoted bid or evaluated price. Options listed on an exchange are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. Certain securities traded only in the over-the-counter (OTC) market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value

Annual report | Regional Bank Fund	21

of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of October 31, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Commercial Banks	$583,767,569	$554,536,299	—	$29,231,270
Diversified Financial
Services	40,172,409	40,172,409	—	—
Thrifts & Mortgage
Finance	52,767,083	52,767,083	—	—
Preferred Securities
Commercial Banks	8,745,111	5,285,204	—	3,459,907
Warrants
Commercial Banks	10,762,097	5,024,742	$5,737,355	—
Diversified Financial
Services	1,067,527	1,067,527	—	—
Thrifts & Mortgage
Finance	303,038	303,038	—	—
Short-Term Investments	4,469,000	—	4,469,000	—

Total Investments in
Securities	$702,053,834	$659,156,302	$10,206,355	$32,691,177

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2.

COMMERCIAL BANKS

Balance as of 10-31-12	$17,285,487
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	2,209,295
Purchases	13,196,395
Sales	—
Transfer into Level 3	—
Transfer out of Level 3	—
Balance as of 10-31-13	$32,691,177
Changes in unrealized at period end*	2,209,295

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

22	Regional Bank Fund | Annual report

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the fund’s Level 3 securities are outlined in the table below:

	FAIR VALUE	VALUATION	UNOBSERVABLE
	AT 10-31-13	TECHNIQUE	INPUTS	INPUT/RANGE

Common Stocks	$21,766,526	Market	Book value	1.12x – 1.31x
		Approach	multiple	(weighted average 1.27x)
			Discount for lack	10%
			of marketability
	$7,464,744	Market	Offered quotes	$14.00
		Approach

	$29,231,270
Preferred Securities	$3,459,907	Market	Offered quotes	$968.47 — $2,015.50
		Approach		(weighted average $1,115.46)

Increases/decreases in offered quotes, or book value multiples may result in increases/decreases in security valuation. Increases/decreases in discounts for lack of marketability may result in decreases/increases in security valuation.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the fund.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Annual report | Regional Bank Fund	23

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Prior to March 27, 2013, the fund participated in a $100 million unsecured line of credit, also with Citibank N.A., with terms otherwise similar to the existing agreement. Commitment fees for the year ended October 31, 2013 were $993. For the year ended October 31, 2013, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2013 and 2012 was as follows:

	OCTOBER 31, 2013	OCTOBER 31, 2012

Ordinary Income	$7,450,167	$2,549,821
Long-Term Capital Gain	$23,954,191	$30,841,883

Total	$31,404,358	$33,391,704

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2013, the components of distributable earnings on a tax basis consisted of $2,030,140 of undistributed ordinary income and $47,481,429 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

24	Regional Bank Fund | Annual report

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale deferrals and to treating a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all over-the-counter derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended October 31, 2013, the fund wrote option contracts to manage against anticipated changes in securities markets. The following tables summarize the fund’s written options activities during the year ended October 31, 2013. At October 31, 2013 the fund held no written option contracts.

Annual report | Regional Bank Fund	25

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED

Outstanding, beginning of year	2,020	$26,259
Options written	—	—
Options closed	—	—
Options exercised	—	—
Options expired	2,020	26,259
Outstanding, end of year	—	—

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2013:

	STATEMENT OF
RISK	OPERATIONS LOCATION	WRITTEN OPTIONS

Equity contracts	Net realized gain (loss)	$26,259

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2013:

	STATEMENT OF
RISK	OPERATIONS LOCATION	WRITTEN OPTIONS

Equity contracts	Change in unrealized	($24,239)
	appreciation (depreciation)

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management contract with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.800% of the first $500,000,000 of the fund’s average daily net assets; (b) 0.750% of the next $500,000,000 of the fund’s average daily net assets; (c) 0.735% of the next $1,000,000,000 of the fund’s average daily net assets; and (d) 0.725% of the fund’s average daily net assets in excess of $2,000,000,000. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

26	Regional Bank Fund | Annual report

Effective June 1, 2013, the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the funds and with the approval of the Board of Trustees.

Accordingly, these expense reductions amounted to $14,305, $440 and $1,049 for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2013.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2013 were equivalent to a net annual effective rate of 0.79% of the fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2013 amounted to an annual rate of 0.02% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares.

CLASS	RULE 12b–1 FEE

Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $803,315 for the year ended October 31, 2013. Of this amount, $127,954 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $660,430 was paid as sales commissions to broker-dealers and $14,931 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor

Annual report | Regional Bank Fund	27

for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2013 CDSCs received by the Distributor amounted to $100, $46,059 and $2,629 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to October 1, 2013, Signature Services Cost was calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Share Classes and all other Retail Share Classes. Within each of these categories, the applicable costs were allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2013 were:

	DISTRIBUTION AND	TRANSFER
CLASS	SERVICE FEES	AGENT FEES

Class A	$1,721,949	$949,303
Class B	184,727	30,637
Class C	377,631	61,833
Total	$2,284,307	$1,041,773

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Under the John Hancock Group of funds Deferred Compensation Plan (the Plan) which was terminated in November 2012, certain Trustees could have elected, for tax purposes, to defer receipt of this compensation. Any deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities. Plan assets will be liquidated in accordance with the Plan documents.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2013 and 2012 were as follows:

	Year ended 10-31-13		Year ended 10-31-12
	Shares	Amount	Shares	Amount
Class A shares

Sold	5,750,698	$97,101,336	8,727,434	$121,491,464
Distributions reinvested	1,815,902	25,832,131	2,249,513	26,286,382
Repurchased	(10,301,132)	(163,739,531)	(10,211,442)	(139,632,418)

Net increase (decrease)	(2,734,532)	($40,806,064)	765,505	$8,145,428

28	Regional Bank Fund | Annual report

	Year ended 10-31-13		Year ended 10-31-12
	Shares	Amount	Shares	Amount
Class B shares

Sold	92,185	$1,391,796	154,406	$2,048,513
Distributions reinvested	58,283	791,490	90,900	1,018,988
Repurchased	(383,078)	(5,930,576)	(514,120)	(6,750,930)

Net decrease	(232,610)	($3,747,290)	(268,814)	($3,683,429)

Class C shares

Sold	1,059,740	$17,260,960	367,726	$4,910,415
Distributions reinvested	75,140	1,021,905	101,047	1,133,753
Repurchased	(353,263)	(5,442,595)	(571,770)	(7,499,727)

Net increase (decrease)	781,617	$12,840,270	(102,997)	($1,455,559)

Total net increase (decrease)	(2,185,525)	($31,713,084)	393,694	$3,006,440

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $74,506,493 and $120,404,298, respectively, for the year ended October 31, 2013.

Note 8 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund’s transactions in the securities of these issuers during the year ended October 31, 2013, is set forth below:

	BEGINNING	ENDING
	SHARE	SHARE	REALIZED	DIVIDEND	ENDING
AFFILIATE	AMOUNT	AMOUNT	GAIN (LOSS)	INCOME	VALUE

Anchor Bancorp, Inc.
Purchased: none
Sold: none	161,584	161,584	—	—	$2,751,776

Note 9 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

Annual report | Regional Bank Fund	29

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II
and the Shareholders of John Hancock Regional Bank Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Regional Bank Fund (the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2013

30	Regional Bank Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2013.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $29,489,064 in capital gain dividends.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Annual report | Regional Bank Fund	31

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Regional Bank Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16–17, 2013, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund, the Advisor, and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the fund’s benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part

32	Regional Bank Fund | Annual report

on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties through Board meetings, discussions, and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

Annual report | Regional Bank Fund	33

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of the fund’s benchmark;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data. Such report included the fund’s ranking within a smaller group of peer funds and the fund’s ranking within broader groups of funds; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index for the one- and five-year periods and underperformed the index for the three-year period ended December 31, 2012. The Board noted also that the fund outperformed its peer group average for the one-, three-, and five-year periods ended December 31, 2012.

The Board noted the fund’s favorable performance relative to its benchmark index for the one-, five-and ten-year periods and relative to the peer group for the one-, three-, five- and ten-year periods. The Board took into account management’s discussion of the differences between the investment policies of the fund and those of its peer group.

The Board concluded that the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees for this fund are higher than the peer group median and that total expenses for this fund are lower than the peer group median. The Board took into account management’s discussion of the fund’s expenses.

The Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the sub-advisory fee. The Board also took into account that management had agreed to implement an overall fee waiver across a number of funds in the complex, including the fund, which is discussed further below. The Board also noted management’s discussion of the fund’s expenses, as well as certain actions taken over the past several years to reduce the fund’s operating expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates: (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:

34	Regional Bank Fund | Annual report

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(f) noted that the fund’s Subadvisor is an affiliate of the Advisor;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i) noted that the subadvisory fees for the fund are paid by the Advisor; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective June 1, 2013, to waive its management fee for the fund and each of the open-end funds of John Hancock Funds II, John Hancock Funds III, each other John Hancock fund (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios as of the date of this annual report are each of the fund of funds, money market funds, index funds and closed-end funds);

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit

Annual report | Regional Bank Fund	35

from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund, and comparative performance information relating to the fund’s benchmark and comparable funds; and

(3) the subadvisory fee for the fund, including any breakpoints, and comparative fee information, where available, prepared by an independent third-party provider of mutual fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund, that is consistent with the fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement. In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from

36	Regional Bank Fund | Annual report

the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and benchmark and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the fund generally has been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark and the fund’s overall performance is satisfactory;

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(4) Subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Annual report | Regional Bank Fund	37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates,[2] Born: 1946	2012	233

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).
Trustee and Chairperson of the Board, John Hancock retail funds[4] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2,3] Born: 1941	2012	233

Director, Island Commuter Corp. (marine transport).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	233

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	233

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).
Trustee, John Hancock retail funds[4] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

38	Regional Bank Fund | Annual report

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey,[2] Born: 1946	2012	233

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2,3] Born: 1947	2012	233

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	233

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds[4] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	233

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2005	233

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).
Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[4]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds[4], John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

Annual report | Regional Bank Fund	39

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2009	233

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds[4] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[5]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle,[2] Born: 1959	2012	233

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010).
Trustee, John Hancock retail funds[4] (since 2012 and 2005–2010); Trustee, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	233

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).
Trustee, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	233

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).
Trustee, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

40	Regional Bank Fund | Annual report

Principal officers who are not Trustees

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC, and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010); President (since 2012) and former Trustee (2010–2012), John Hancock retail funds,[4] President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971	2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,[4]
John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2007); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[4] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions).

Annual report | Regional Bank Fund	41

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[4] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the fund effective December 1, 2012.

3 Member of the Audit Committee.

4 “John Hancock retail funds” comprises John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

5 The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

42	Regional Bank Fund | Annual report

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Subadvisor
James R. Boyle†	John Hancock Asset Management a division of
Craig Bromley†	Manulife Asset Management (US) LLC
Peter S. Burgess*
William H. Cunningham	Principal distributor
Grace K. Fey	John Hancock Funds, LLC
Theron S. Hoffman*
Deborah C. Jackson	Custodian
Hassell H. McClellan	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Hugh McHaffie	Legal counsel
President	K&L Gates LLP

Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	Investment Operations	Investment Operations
	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

Annual report | Regional Bank Fund	43

800-225-5291
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Regional Bank Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	01A 10/13
MF164349	12/13

John Hancock Investments

# John Hancock
# Small Cap Equity Fund

**Annual Report**
10.31.13

A look at performance

Total returns for the period ended October 31, 2013

	Average annual total returns (%)			Cumulative total returns (%)
	with maximum sales charge			with maximum sales charge

	1-year	5-year	10-year	1-year	5-year	10-year

Class A	30.56	21.41	7.83	30.56	163.84	112.61

Class B	31.48	21.62	7.78	31.48	166.09	111.46

Class C	35.51	21.80	7.63	35.51	168.09	108.56

Class I1	37.93	23.29	8.99	37.93	184.92	136.41

Class R6[1,2]	38.01	23.38	9.04	38.01	185.94	137.50

Index†	39.84	19.27	9.14	39.84	141.40	139.88

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. For all classes, the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6
Net/Gross (%)	1.32	2.02	2.02	0.92	0.85

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the Russell 2000 Growth Index.

See the following page for footnotes.

6	Small Cap Equity Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class B3	10-31-03	$21,146	$21,146	$23,988

Class C3	10-31-03	20,856	20,856	23,988

Class I1	10-31-03	23,641	23,641	23,988

Class R6[1]	10-31-03	23,750	23,750	23,988

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Class C shares investment with a maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04.

Russell 2000 Growth Index is an unmanaged index of stocks in the Russell 2000 Index with high price-to-book ratios and higher forecasted growth expectations.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 For certain types of investors, as described in the fund’s prospectuses.

2 Class R6 shares were first offered on 9-1-11. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6 shares.

3 The contingent deferred sales charge is not applicable.

Annual report | Small Cap Equity Fund	7

Management’s discussion of
Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

U.S. stocks posted strong gains for the 12 months ended October 31, 2013, as many of the broad equity indexes closed the period near their all-time highs. The market’s robust advance was driven by significant liquidity as the world’s major central banks maintained accommodative monetary policies. In addition, the U.S. economy showed signs of improvement, led by stronger job growth (including a five-year low in the unemployment rate), healthy vehicle sales, and a recovery in the housing market. For the period, the broad S&P 500 Index returned 27.18%. Small-cap stocks fared even better, with the Russell 2000 Index, a measure of small-cap stock performance, returning 36.28%.

For the 12 months ended October 31, 2013, John Hancock Small Cap Equity Fund’s Class A shares posted a total return of 37.41%, excluding sales charges, outpacing the 36.78% return of the average small growth fund, according to Morningstar Inc.,† but trailing the 39.84% return of the fund’s benchmark, the Russell 2000 Growth Index.

The fund posted a strong return for the 12 months and outperformed its peer group average, but trailed the performance of its benchmark index. The underperformance relative to the index resulted primarily from stock selection in the industrials and information technology sectors. Notable detractors included Canadian gold producer Pretium Resources Inc., online surplus goods auctioneer Liquidity Services, Inc., maritime wireless communications company KVH Industries, Inc., and waste-management company Clean Harbors, Inc. We eliminated Pretium from the portfolio late in the period. On the positive side, stock selection in the healthcare sector and an underweight position in the materials sector added value versus the benchmark index. The top individual performance contributors in the portfolio included real estate analytic services provider CoStar Group, Inc., orthodontic products maker Align Technology, Inc., home furnishings retailer Restoration Hardware Holdings, Inc., and healthcare services management company athenahealth, Inc. All four stocks were among the fund’s top ten holdings at the end of the period.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

† Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

8	Small Cap Equity Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

■ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses, including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2013, with the same investment held until October 31, 2013.

	Account value	Ending value	Expenses paid during
	on 5-1-13	on 10-31-13	period ended 10-31-13[1]

Class A	$1,000.00	$1,250.10	$7.03

Class B	1,000.00	1,245.50	10.98

Class C	1,000.00	1,245.80	10.98

Class I	1,000.00	1,252.50	5.11

Class R6	1,000.00	1,252.50	4.60

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2013, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Small Cap Equity Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2013, with the same investment held until October 31, 2013. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value	Ending value	Expenses paid during
	on 5-1-13	on 10-31-13	period ended 10-31-13[1]

Class A	$1,000.00	$1,019.00	$6.31

Class B	1,000.00	1,015.40	9.86

Class C	1,000.00	1,015.40	9.86

Class I	1,000.00	1,020.70	4.58

Class R6	1,000.00	1,021.10	4.13

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio of 1.24%, 1.94%, 1.94%, 0.90%, and 0.81% for Class A, Class B, Class C, Class I and Class R6 shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Small Cap Equity Fund | Annual report

Portfolio summary

Top 10 Holdings (33.5% of Net Assets on 10-31-13)[1,2]

Align Technology, Inc.	4.6%	athenahealth, Inc.	3.3%

Clean Harbors, Inc.	4.1%	Bottomline Technologies, Inc.	2.9%

Watsco, Inc.	3.5%	Trex Company, Inc.	2.8%

Restoration Hardware Holdings, Inc.	3.5%	CoStar Group, Inc.	2.7%

The Advisory Board Company	3.4%	Acuity Brands, Inc.	2.7%

Sector Composition[1,3]

Information Technology	27.5%	Consumer Staples	5.4%

Industrials	25.9%	Energy	2.0%

Health Care	21.7%	Short-Term Investment & Other	2.8%

Consumer Discretionary	14.7%

1 As a percentage of net assets on 10-31-13.

2 Cash and cash equivalents not included.

3 The stock prices of midsized and small companies can change more frequently and dramatically than those of large companies. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility, and political and social instability. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund’s prospectuses for additional risks.

Annual report | Small Cap Equity Fund	11

Fund’s investments

As of 10-31-13

	Shares	Value
Common Stocks 97.2%		$478,672,250

(Cost $361,936,942)

Consumer Discretionary 14.7%		72,495,099

Auto Components 1.5%

Dorman Products, Inc.	151,693	7,373,795

Internet & Catalog Retail 0.9%

HomeAway, Inc. (I)	153,559	4,553,024

Media 2.1%

IMAX Corp. (I)	354,691	10,339,243

Specialty Retail 6.3%

Five Below, Inc. (I)	161,090	7,774,203

Lithia Motors, Inc., Class A	99,080	6,227,177

Restoration Hardware Holdings, Inc. (I)	244,792	17,071,794

Textiles, Apparel & Luxury Goods 3.9%

Fifth & Pacific Companies, Inc. (I)	337,738	8,946,680

Wolverine World Wide, Inc.	176,813	10,209,183

Consumer Staples 5.4%		26,775,848

Food & Staples Retailing 3.9%

Pricesmart, Inc.	78,857	8,973,138

United Natural Foods, Inc. (I)	145,893	10,424,055

Food Products 1.5%

Annie’s, Inc. (I)	156,162	7,378,655

Energy 2.0%		9,884,369

Energy Equipment & Services 1.1%

Geospace Technologies Corp. (I)	56,987	5,551,674

Oil, Gas & Consumable Fuels 0.9%

Americas Petrogas, Inc. (I)	2,859,167	4,332,695

Health Care 21.7%		106,647,469

Biotechnology 4.3%

Alnylam Pharmaceuticals, Inc. (I)	104,266	6,006,764

Celldex Therapeutics, Inc. (I)	77,298	1,770,897

Cepheid, Inc. (I)	203,311	8,278,824

NPS Pharmaceuticals, Inc. (I)	183,327	5,276,151

Health Care Equipment & Supplies 9.4%

Align Technology, Inc. (I)	396,984	22,651,907

Cantel Medical Corp.	82,129	2,882,728

12	Small Cap Equity Fund | Annual report	See notes to financial statements

Health Care Equipment & Supplies (continued)

DexCom, Inc. (I)	305,402	$8,774,199

GenMark Diagnostics, Inc. (I)	394,587	4,774,503

HeartWare International, Inc. (I)	46,750	3,392,180

NxStage Medical, Inc. (I)	270,402	3,588,235

Health Care Technology 6.0%

athenahealth, Inc. (I)	122,148	16,307,979

HealthStream, Inc. (I)	209,696	7,490,341

HMS Holdings Corp. (I)	272,867	5,765,680

Pharmaceuticals 2.0%

Akorn, Inc. (I)	220,700	4,511,108

Salix Pharmaceuticals, Ltd. (I)	72,139	5,175,973

Industrials 25.9%		127,482,039

Aerospace & Defense 0.8%

The KEYW Holding Corp. (I)	347,196	3,992,754

Building Products 2.8%

Trex Company, Inc. (I)	197,761	13,886,777

Commercial Services & Supplies 6.3%

Clean Harbors, Inc. (I)	326,488	20,160,634

Healthcare Services Group, Inc.	388,539	10,642,083

Electrical Equipment 2.7%

Acuity Brands, Inc.	131,926	13,259,882

Machinery 2.8%

Chart Industries, Inc. (I)	80,324	8,632,420

The ExOne Company (I)(L)	48,135	2,470,770

Westport Innovations, Inc. (I)(L)	124,948	2,927,532

Professional Services 3.4%

The Advisory Board Company (I)	242,800	16,656,080

Trading Companies & Distributors 7.1%

Beacon Roofing Supply, Inc. (I)	238,216	8,268,477

DXP Enterprises, Inc. (I)	101,683	9,344,668

Watsco, Inc.	180,921	17,239,962

Information Technology 27.5%		135,387,426

Communications Equipment 1.3%

KVH Industries, Inc. (I)	457,215	6,282,134

Electronic Equipment, Instruments & Components 0.5%

DTS, Inc. (I)	123,454	2,469,080

Internet Software & Services 7.4%

CoStar Group, Inc. (I)	75,409	13,346,639

Liquidity Services, Inc. (I)(L)	218,980	5,717,568

Marketo, Inc. (I)	256,413	8,656,503

Pandora Media, Inc. (I)	93,631	2,352,947

Rocket Fuel, Inc. (I)	53,166	2,713,593

Yelp, Inc. (I)	57,139	3,871,167

IT Services 2.6%

WEX, Inc. (I)	136,787	12,769,066

See notes to financial statements	Annual report | Small Cap Equity Fund	13

		Shares	Value
Semiconductors & Semiconductor Equipment 0.6%

Veeco Instruments, Inc. (I)		96,319	$2,813,478

Software 15.1%

Aspen Technology, Inc. (I)		175,794	6,720,605

Bottomline Technologies, Inc. (I)		460,325	14,463,412

Concur Technologies, Inc. (I)(L)		75,656	7,913,618

FleetMatics Group PLC (I)		349,939	11,110,563

Synchronoss Technologies, Inc. (I)		309,228	10,705,473

Tableau Software, Inc. (I)		36,647	2,252,325

Tangoe, Inc. (I)		472,013	9,015,448

Ultimate Software Group, Inc. (I)		79,064	12,213,807

	Yield (%)	Shares	Value
Securities Lending Collateral 1.9%			$9,068,645

(Cost $9,067,232)

John Hancock Collateral Investment Trust (W)	0.1934 (Y)	906,121	9,068,645

		Par value	Value

Short-Term Investments 0.7%			$3,581,000

(Cost $3,581,000)

Repurchase Agreement 0.7%			3,581,000
Barclays Tri-Party Repurchase Agreement dated 10-31-13 at 0.070%
to be repurchased at $3,581,007 on 11-1-13, collateralized by
$3,540,900 U.S. Treasury Notes, 1.500% due 6-30-16 (valued at
$3,652,699, including interest)		$3,581,000	3,581,000

Total investments (Cost $374,585,174)† 99.8%			$491,321,895

Other assets and liabilities, net 0.2%			$1,047,414

Total net assets 100.0%			$492,369,309

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

(I) Non-income producing security.

(L) A portion of this security is on loan as of 10-31-13

(W) Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.

(Y) The rate shown is the annualized seven-day yield as of 10-31-13.

† At 10-31-13, the aggregate cost of investment securities for federal income tax purposes was $374,943,403. Net unrealized appreciation aggregated $116,378,492 of which $130,269,097 related to appreciated investment securities and $13,890,605 related to depreciated investment securities.

14	Small Cap Equity Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets
Investments in unaffiliated issuers, at value (Cost $365,517,942) including
$8,809,948 of securities loaned	$482,253,250
Investments in affiliated issuers, at value (Cost $9,067,232)	9,068,645

Total investments, at value (Cost $374,585,174)	491,321,895
Cash	176,353
Foreign currency, at value (Cost $2,015,737)	2,011,114
Receivable for investments sold	14,845,512
Receivable for fund shares sold	180,716
Dividends and interest receivable	38,375
Receivable for securities lending income	92,164
Other receivables and prepaid expenses	104,462

Total assets	508,770,591

Liabilities

Payable for investments purchased	6,557,577
Payable for fund shares repurchased	513,760
Payable upon return of securities loaned	9,068,875
Payable to affiliates
Accounting and legal services fees	16,058
Transfer agent fees	57,493
Distribution and service fees	25,326
Trustees’ fees	63,158
Other liabilities and accrued expenses	99,035

Total liabilities	16,401,282

Net assets	$492,369,309

Net assets consist of

Paid-in capital	$481,126,653
Net investment loss	(6,909,409)
Accumulated net realized gain (loss) on investments, written options and
foreign currency transactions	(98,580,034)
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	116,732,099

Net assets	$492,369,309

See notes to financial statements	Annual report | Small Cap Equity Fund	15

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($418,428,771 ÷ 12,308,761 shares)[1]	$33.99
Class B ($20,400,456 ÷ 668,979 shares)[1]	$30.49
Class C ($30,367,999 ÷ 995,375 shares)[1]	$30.51
Class I ($23,021,563 ÷ 636,682 shares)	$36.16
Class R6 ($150,520 ÷ 4,156.3 shares)	$36.21

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$35.78

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16	Small Cap Equity Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$761,382
Securities lending	358,651
Interest	1,384

Total investment income	1,121,417

Expenses

Investment management fees	2,970,933
Distribution and service fees	1,537,719
Accounting and legal services fees	89,229
Transfer agent fees	691,621
Trustees’ fees	18,344
State registration fees	81,337
Printing and postage	68,898
Professional fees	54,825
Custodian fees	68,422
Registration and filing fees	32,536
Other	15,846

Total expenses	5,629,710
Less expense reductions	(10,528)

Net expenses	5,619,182

Net investment loss	(4,497,765)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	70,023,208
Investments in affiliated issuers	(57,300)
Written options	9,186
Foreign currency transactions	(2,390)
69,972,704
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	72,752,977
Investments in affiliated issuers	(1,302,411)
Translation of assets and liabilities in foreign currencies	(4,225)
71,446,341
Net realized and unrealized gain	141,419,045

Increase in net assets from operations	$136,921,280

See notes to financial statements	Annual report | Small Cap Equity Fund	17

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	10-31-13	10-31-12

Increase (decrease) in net assets

From operations
Net investment loss	($4,497,765)	($3,586,713)
Net realized gain	69,972,704	28,905,607
Change in net unrealized appreciation	71,446,341	20,903,206

Increase in net assets resulting from operations	136,921,280	46,222,100

Distributions to shareholders
From net investment income
Class A	(323,120)	(6,653,795)
Class B	—	(334,720)
Class C	—	(368,748)
Class I	(46,067)	(340,585)
Class R6	(341)	(2,219)

Total distributions	(369,528)	(7,700,067)

From fund share transactions	(41,750,122)	(53,849,385)

Total increase (decrease)	94,801,630	(15,327,352)

Net assets

Beginning of year	397,567,679	412,895,031

End of year	$492,369,309	$397,567,679

Accumulated net investment loss	($6,909,409)	($2,944,682)

18	Small Cap Equity Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	10-31-13	10-31-12	10-31-11	10-31-10	10-31-09

Per share operating performance

Net asset value, beginning of period	$24.76	$22.63	$21.41	$16.27	$12.58
Net investment loss[1]	(0.28)	(0.19)	(0.20)	(0.21)	(0.18)
Net realized and unrealized gain on investments	9.53	2.76	1.57	5.35	3.87
Total from investment operations	9.25	2.57	1.37	5.14	3.69
Less distributions
From net investment income	(0.02)	(0.44)	(0.15)	—	—
Total distributions	(0.02)	(0.44)	(0.15)	—	—
Net asset value, end of period	$33.99	$24.76	$22.63	$21.41	$16.27
Total return (%)[2,3]	37.41	11.65	6.34[4]	31.59	29.33

Ratios and supplemental data

Net assets, end of period (in millions)	$418	$336	$347	$361	$279
Ratios (as a percentage of average net assets):
Expenses before reductions	1.27	1.32	1.28	1.47	1.77[5]
Expenses net of fee waivers and credits	1.26	1.32	1.28	1.47	1.71[5]
Net investment loss	(1.00)	(0.79)	(0.80)	(1.11)	(1.30)
Portfolio turnover (%)	81	73	110	79[6]	103

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 The fund’s total return includes a reimbursement from the advisor due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.
5 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
6 Excludes merger activity.

CLASS B SHARES Period ended	10-31-13	10-31-12	10-31-11	10-31-10	10-31-09

Per share operating performance

Net asset value, beginning of period	$22.34	$20.46	$19.38	$14.83	$11.55
Net investment loss[1]	(0.43)	(0.33)	(0.33)	(0.32)	(0.25)
Net realized and unrealized gain on investments	8.58	2.51	1.42	4.87	3.53
Total from investment operations	8.15	2.18	1.09	4.55	3.28
Less distributions
From net investment income	—	(0.30)	(0.01)	—	—
Net asset value, end of period	$30.49	$22.34	$20.46	$19.38	$14.83
Total return (%)[2,3]	36.48	10.85	5.61[4]	30.68	28.40

Ratios and supplemental data

Net assets, end of period (in millions)	$20	$20	$24	$30	$37
Ratios (as a percentage of average net assets):
Expenses before reductions	1.97	2.02	1.98	2.20	2.49[5]
Expenses net of fee waivers and credits	1.97	2.02	1.98	2.20	2.45[5]
Net investment loss	(1.70)	(1.50)	(1.47)	(1.84)	(2.03)
Portfolio turnover (%)	81	73	110	79[6]	103

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 The Fund’s total return includes a reimbursement from the adviser due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.
5 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
6 Excludes merger activity.

See notes to financial statements	Annual report | Small Cap Equity Fund	19

CLASS C SHARES Period ended	10-31-13	10-31-12	10-31-11	10-31-10	10-31-09

Per share operating performance

Net asset value, beginning of period	$22.35	$20.47	$19.40	$14.84	$11.56
Net investment loss[1]	(0.43)	(0.33)	(0.33)	(0.31)	(0.26)
Net realized and unrealized gain on investments	8.59	2.51	1.41	4.87	3.54
Total from investment operations	8.16	2.18	1.08	4.56	3.28
Less distributions
From net investment income	—	(0.30)	(0.01)	—	—
Net asset value, end of period	$30.51	$22.35	$20.47	$19.40	$14.84
Total return (%)[2,3]	36.51	10.84	5.58[4]	30.73	28.37

Ratios and supplemental data

Net assets, end of period (in millions)	$30	$25	$26	$27	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	1.97	2.02	1.98	2.17	2.49[5]
Expenses net of fee waivers and credits	1.96	2.02	1.98	2.17	2.43[5]
Net investment loss	(1.70)	(1.49)	(1.50)	(1.81)	(2.01)
Portfolio turnover (%)	81	73	110	79[6]	103

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 The Fund’s total return includes a reimbursement from the adviser due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.
5 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
6 Excludes merger activity.

CLASS I SHARES Period ended	10-31-13	10-31-12	10-31-11	10-31-10	10-31-09

Per share operating performance

Net asset value, beginning of period	$26.29	$24.01	$22.71	$17.16	$13.16
Net investment loss[1]	(0.19)	(0.10)	(0.13)	(0.11)	(0.07)
Net realized and unrealized gain on investments	10.13	2.92	1.69	5.66	4.07
Total from investment operations	9.94	2.82	1.56	5.55	4.00
Less distributions
From net investment income	(0.07)	(0.54)	(0.26)	—	—
Net asset value, end of period	$36.16	$26.29	$24.01	$22.71	$17.16
Total return (%)[2]	37.93	12.08	6.80[3]	32.34	30.40

Ratios and supplemental data

Net assets, end of period (in millions)	$23	$17	$15	$11	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	0.92	0.87	0.90	0.91[4]
Expenses net of fee waivers and credits	0.91	0.92	0.87	0.90	0.91[4]
Net investment loss	(0.64)	(0.39)	(0.50)	(0.53)	(0.49)
Portfolio turnover (%)	81	73	110	79[5]	103

1 Based on the average daily shares outstanding.
2 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
3 The Fund’s total return includes a reimbursement from the adviser due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.
4 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
5 Excludes merger activity.

20	Small Cap Equity Fund | Annual report	See notes to financial statements

CLASS R6 SHARES Period ended	10-31-13	10-31-12	10-31-11[1]

Per share operating performance

Net asset value, beginning of period	$26.32	$24.01	$24.06
Net investment loss[2]	(0.17)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	10.14	2.92	(0.02)
Total from investment operations	9.97	2.84	(0.05)
Less distributions
From net investment income	(0.08)	(0.53)	—
Net asset value, end of period	$36.21	$26.32	$24.01
Total return (%)[3]	38.01	12.19	(0.21)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	—[5]	—[5]	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	0.85	0.91[6]
Expenses net of fee waivers and credits	0.82	0.85	0.89[6]
Net investment loss	(0.56)	(0.31)	(0.74)[6]
Portfolio turnover (%)	81	73	110[7]

1 The inception date for Class R6 shares is 9-1-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.
7 Portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

See notes to financial statements	Annual report | Small Cap Equity Fund	21

Notes to financial statements

Note 1 — Organization

John Hancock Small Cap Equity Fund (the fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last quoted bid or evaluated price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Options listed on an exchange are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are

22	Small Cap Equity Fund | Annual report

not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2013, all investments are categorized as Level 1, except for repurchase agreements which are categorized as Level 2, under the hierarchy described above.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the fund.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCIT, an affiliate of the portfolio, which has a floating net asset value (NAV) and is registered with the Securities and Exchange Commission as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible to and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCIT.

Annual report | Small Cap Equity Fund	23

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering its securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Prior to March 27, 2013, the fund participated in a $100 million unsecured line of credit, also with Citibank N.A., with terms otherwise similar to the existing agreement. Commitment fees for the year ended October 31, 2013 were $843. For the year ended October 31, 2013, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

24	Small Cap Equity Fund | Annual report

For federal income tax purposes, as of October 31, 2013, the fund has a capital loss carryforward of $98,221,805 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of October 31, 2013:

CAPITAL LOSS CARRYFORWARD EXPIRING AT OCTOBER 31
2016	2017

$51,787,933	$46,433,872

Qualified late year ordinary losses of $6,880,703 are treated as occurring on November 1, 2013, the first day of the fund’s next taxable year.

As of October 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2013 and 2012 was as follows:

	October 31, 2013	October 31, 2012

Ordinary Income	$369,528	$7,700,067

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2013, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to passive foreign investment companies, wash sale loss deferrals and litigation proceeds.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter market (OTC), on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives

Annual report | Small Cap Equity Fund	25

the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund’s investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended October 31, 2013, the fund used purchased options to gain exposure to certain securities. At October 31, 2013, the fund held no purchased options.

During the year ended October 31, 2013, the fund wrote option contracts to gain exposure to certain securities. There were no open written options contracts for the year ended October 31, 2013.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2013:

	STATEMENT OF	INVESTMENTS	WRITTEN
RISK	OPERATIONS LOCATION	(PURCHASED OPTIONS)	OPTIONS	TOTAL

Equity contracts	Net realized	($161,780)	$9,186	($152,594)
	gain (loss)

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

26	Small Cap Equity Fund | Annual report

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.700% of the first $1,000,000,000 of the fund’s average daily net assets; and (b) 0.685% of the fund’s average daily net assets in excess of $1,000,000,000. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

Effective June 1, 2013, the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the funds and with the approval of the Board of Trustees.

Prior to March 1, 2013, the Advisor contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.89% for Class R6 shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses.

For the year ended October 31, 2013, these expense reductions amounted to the following:

CLASS A	CLASS B	CLASS C	CLASS I	CLASS R6	TOTAL

$8,970	$455	$642	$458	$3	$10,528

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2013 were equivalent to a net annual effective rate of 0.70% of the fund’s average daily net assets.

Accounting and legal services. Pursuant to the Accounting and Legal Services Agreement the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2013 amounted to an annual rate of 0.02% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of

Annual report | Small Cap Equity Fund	27

distribution fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares.

CLASS	RULE 12b-1 FEE

Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $140,307 for the year ended October 31, 2013. Of this amount, $20,827 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $102,736 was paid as sales commissions to broker-dealers and $16,744 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2013, CDSCs received by the Distributor amounted to $1,265, $28,780 and $1,346 for Class A, Class B, and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes, and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to October 1, 2013, Signature Services Cost was calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Share Classes and all other Retail Share Classes. Within each of these categories, the applicable costs were allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

28	Small Cap Equity Fund | Annual report

Class level expenses. Class level expenses for the year ended October 31, 2013 were:

	DISTRIBUTION AND	TRANSFER
CLASS	SERVICE FEES	AGENT FEES

Class A	$1,083,233	$596,938
Class B	196,131	32,620
Class C	258,355	42,733
Class I	—	19,297
Class R6	—	33
Total	$1,537,719	$691,621

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Under the John Hancock Group of funds Deferred Compensation Plan (the Plan), which was terminated in November 2012, certain Trustees could have elected, for tax purposes, to defer receipt of this compensation. Any deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities. Plan assets will be liquidated in accordance with the Plan documents.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2013 and 2012 were as follows:

	Year ended 10-31-13		Year ended 10-31-12
	Shares	Amount	Shares	Amount
Class A shares

Sold	799,901	$23,281,985	1,092,504	$26,393,786
Distributions reinvested	11,748	290,400	273,963	5,887,461
Repurchased	(2,080,914)	(57,777,201)	(3,136,953)	(76,060,209)

Net decrease	(1,269,265)	($34,204,816)	(1,770,486)	($43,778,962)

Class B shares

Sold	60,715	$1,543,738	79,571	$1,755,114
Distributions reinvested	—	—	14,913	290,961
Repurchased	(288,100)	(7,298,568)	(368,857)	(8,101,100)

Net decrease	(227,385)	($5,754,830)	(274,373)	($6,055,025)

Class C shares

Sold	106,643	$2,841,963	72,853	$1,614,336
Distributions reinvested	—	—	14,251	278,176
Repurchased	(216,676)	(5,362,401)	(256,128)	(5,634,199)

Net decrease	(110,033)	($2,520,438)	(169,024)	($3,741,687)

Class I shares

Sold	197,295	$6,217,219	161,861	$4,215,283
Distributions reinvested	1,554	40,733	13,703	311,608
Repurchased	(190,976)	(5,527,990)	(187,387)	(4,800,602)

Net increase (decrease)	7,873	$729,962	(11,823)	($273,711)

Total net decrease	(1,598,810)	($41,750,122)	(2,225,706)	($53,849,385)

Class R6 shares had no fund share transactions for the years ended October 31, 2013 and 2012.

Affiliates of the fund owned 100% of shares of beneficial interest of Class R6 on October 31, 2013.

Annual report | Small Cap Equity Fund	29

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $340,062,808 and $395,542,424, respectively, for the year ended October 31, 2013.

Note 8 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund’s transactions in the securities of these issuers during the year ended October 31, 2013, is set forth below:

	BEGINNING	ENDING
	SHARE	SHARE	REALIZED	DIVIDEND	ENDING
AFFILIATE	AMOUNT	AMOUNT	GAIN (LOSS)	INCOME	VALUE

KVH Industries, Inc.
Sold: 652,015	1,109,230	457,215*	($57,421)	—	$6,282,134*

*At year ended October 31, 2013, issuer was held but was not an affiliated company.

30	Small Cap Equity Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and
the Shareholders of John Hancock Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Small Cap Equity Fund (the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2013

Annual report | Small Cap Equity Fund	31

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2013.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

32	Small Cap Equity Fund | Annual report

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Small Cap Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16–17, 2013, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund, the Advisor, and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the fund’s benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative and each Trustee may attribute different weights to different factors. The Board’s conclusions may be

Annual report | Small Cap Equity Fund	33

based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties through Board meetings, discussions, and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

34	Small Cap Equity Fund | Annual report

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of the fund’s benchmark;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data. Such report included the fund’s ranking within a smaller group of peer funds and the fund’s ranking within broader groups of funds; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-, three-, and five-year periods ended December 31, 2012. The Board also noted that the fund outperformed its peer group average for the one- and five-year periods and underperformed the average for the three-year period ended December 31, 2012.

The Board took into account management’s discussion of the fund’s performance. The Board noted the fund’s improved performance relative to its peer group for the one- and five-year periods.

The Board concluded that the fund’s performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees and total expenses for this fund are lower than the peer group medians.

The Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also took into account that management had agreed to implement an overall fee waiver across a number of funds in the complex, including the fund, which is discussed further below. The Board also noted management’s discussion of the fund’s expenses, as well as certain actions taken over the past several years to reduce the fund’s operating expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

Annual report | Small Cap Equity Fund	35

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(f) noted that the fund’s Subadvisor is an affiliate of the Advisor;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i) noted that the subadvisory fees for the fund are paid by the Advisor; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective June 1, 2013, to waive its management fee for the fund and each of the open-end funds of John Hancock Funds II, John Hancock Funds III, each other John Hancock fund (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios as of the date of this annual report are each of the fund of funds, money market funds, index funds and closed-end funds);

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

36	Small Cap Equity Fund | Annual report

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund, and comparative performance information relating to the fund’s benchmark and comparable funds; and

(3) the subadvisory fee for the fund, including any breakpoints, and comparative fee information, where available, prepared by an independent third-party provider of mutual fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund, that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

Annual report | Small Cap Equity Fund	37

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and benchmark and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the fund is being monitored and reasonably addressed;

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(4) Subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

38	Small Cap Equity Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates,[2] Born: 1946	2012	233

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).
Trustee and Chairperson of the Board, John Hancock retail funds[4] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2,3] Born: 1941	2012	233

Director, Island Commuter Corp. (marine transport).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	233

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	233

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).
Trustee, John Hancock retail funds[4] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Annual report | Small Cap Equity Fund	39

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey,[2] Born: 1946	2012	233

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2,3] Born: 1947	2012	233

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	233

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds[4] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	233

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2005	233

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).
Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[4]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds[4], John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

40	Small Cap Equity Fund | Annual report

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2009	233

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[4] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees5

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle,[2] Born: 1959	2012	233

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010).

Trustee, John Hancock retail funds[4] (since 2012 and 2005–2010); Trustee, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	233

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).

Trustee, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	233

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Annual report | Small Cap Equity Fund	41

Principal officers who are not Trustees

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC, and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010); President (since 2012) and former Trustee (2010–2012), John Hancock retail funds,[4] President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971	2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,[4]
John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2007); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[4] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions).

42	Small Cap Equity Fund | Annual report

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[4] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the fund effective December 1, 2012.

3 Member of the Audit Committee.

4 “John Hancock retail funds” comprises John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

5 The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

Annual report | Small Cap Equity Fund	43

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Subadvisor
James R. Boyle†	John Hancock Asset Management a division of
Craig Bromley†	Manulife Asset Management (US) LLC
Peter S. Burgess*
William H. Cunningham	Principal distributor
Grace K. Fey	John Hancock Funds, LLC
Theron S. Hoffman*
Deborah C. Jackson	Custodian
Hassell H. McClellan	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Hugh McHaffie	Legal counsel
President	K&L Gates LLP

Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	Investment Operations	Investment Operations
	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

44	Small Cap Equity Fund | Annual report

800-225-5291
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Small Cap Equity Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	37A 10/13
MF164347	12/13

John Hancock INVESTMENTS

John Hancock

# Financial Industries Fund

**Annual Report**

10.31.13

A look at performance

Total returns for the period ended October 31, 2013

	Average annual total returns (%)			Cumulative total returns (%)
	with maximum sales charge			with maximum sales charge

	1-year	5-year	10-year	1-year	5-year	10-year

Class A	26.10	11.97	3.82	26.10	75.98	45.48

Class B	26.63	12.04	3.77	26.63	76.57	44.76

Class C	30.72	12.34	3.64	30.72	78.91	42.93

Class NAV[1,2]	33.34	13.69	4.89	33.34	89.97	61.22

Index 1†	27.18	15.17	7.46	27.18	102.61	105.29

Index 2†	31.91	7.72	–0.47	31.91	45.07	–4.56

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. For all classes, the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C	Class NAV*
Net/Gross (%)	1.45	2.15	2.15	0.91

* Expenses have been estimated for the class’s first full year of operations.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index 1 is the S&P 500 Index; Index 2 is the S&P 500 Financials Index.

See the following page for footnotes.

6	Financial Industries Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index 1	Index 2

Class B3	10-31-03	$14,476	$14,476	$20,529	$9,544

Class C3	10-31-03	14,293	14,293	20,529	9,544

Class NAV[1]	10-31-03	16,122	16,122	20,529	9,544

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Class C shares investment with a maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge, effective 7-15-04.

S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 For certain types of investors, as described in the fund’s prospectus.

2 Class NAV shares were first offered on 7-12-13. Returns prior to this date are those of Class A shares that have been recalculated to reflect the gross fees and expenses of Class NAV shares.

3 The contingent deferred sales charge is not applicable.

Annual report | Financial Industries Fund	7

Management’s discussion of

Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Stocks rose to record highs in the 12 months ended October 31, 2013, with nine out of ten sectors in the S&P 500 Index enjoying double-digit gains. Signs of economic improvement in the United States and Japan and economic stabilization in Europe helped support stock prices. Equities also benefited from the aggressive monetary policies of the U.S. Federal Reserve and central banks of other developed nations. In that environment, financial shares did very well and outperformed the broader stock market.

For the 12 months ended October 31, 2013, John Hancock Financial Industries Fund’s Class A shares had a total return of 32.71%, excluding sales charges. By comparison, the fund’s benchmark, the S&P 500 Financials Index, and the average financial fund category tracked by Morningstar, Inc., returned 31.91% and 31.06%,† respectively. The fund enjoyed contributions from positions across a broad range of industries. Key contributors were asset-sensitive banks, which benefited from improving economic conditions and the prospect of rising interest rates. Among the largest individual contributors to relative performance was asset manager and diversified financial services firm Ameriprise Financial, Inc. Other sources of strength were alternative asset managers The Blackstone Group LP, Apollo Global Management LLC, AP Alternative Assets LP, and KKR & Company LP.

In a period of such strong absolute performance, few positions detracted meaningfully from the fund’s results. The leading individual detractor was Walter Investment Management Corp., a mortgage servicer specializing in working out distressed mortgages. In recent quarters, the company reported disappointing profits and given unclear earnings guidance. We continue to hold the position and believe that the issue is primarily a disconnect around the timing of recognizing the expenses and revenues related to a recent deal.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

† Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

8	Financial Industries Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

▪ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2013, with the same investment held until October 31, 2013.

	Account value	Ending value	Expenses paid during
	on 5-1-13	on 10-31-13	period ended 10-31-13[1]

Class A	$1,000.00	$1,127.60	$7.03

Class B	1,000.00	1,122.90	11.29

Class C	1,000.00	1,123.60	11.03

	Account value	Ending value	Expenses paid during
	on 7-12-13	on 10-31-13	period ended 10-31-13[2]

Class NAV	$1,000.00	$1,058.80	$2.65

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2013, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Financial Industries Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2013, with the same investment held until October 31, 2013. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value	Ending value	Expenses paid during
	on 5-1-13	on 10-31-13	period ended 10-31-13[1]

Class A	$1,000.00	$1,018.60	$6.67

Class B	1,000.00	1,014.60	10.71

Class C	1,000.00	1,014.80	10.46

Class NAV	1,000.00	1,021.00	4.28

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio of 1.31%, 2.11% and 2.06% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2 Expenses are equal to the fund’s annualized expense ratio of 0.84% for Class NAV shares, multiplied by the average account value over the period, multiplied by 112/365 (to reflect the period).

10	Financial Industries Fund | Annual report

Portfolio summary

Top 10 Holdings (31.1% of Net Assets on 10-31-13)[1,2]

U.S. Bancorp	3.9%	American Capital, Ltd.	2.9%

Ameriprise Financial, Inc.	3.5%	Wells Fargo & Company	2.9%

Bank of America Corp.	3.3%	Visa, Inc., Class A	2.9%

The Blackstone Group LP	3.3%	Discover Financial Services	2.7%

JPMorgan Chase & Company	3.2%	American International Group, Inc.	2.5%

Sector Composition[1,3]

Commercial Banks	40.6%	Thrifts & Mortgage Finance	3.3%

Capital Markets	21.3%	IT Services	2.9%

Diversified Financial Services	9.0%	Consumer Finance	2.7%

Real Estate Investment Trusts	7.5%	Real Estate Management &
		Development	0.5%
Insurance	7.3%
		Short-Term Investments & Other	4.9%

1 As a percentage of net assets on 10-31-13.

2 Cash and cash equivalents not included.

3 A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. The stock prices of midsized and small companies can change more frequently and dramatically than those of large companies. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund’s prospectuses for additional risks.

Annual report | Financial Industries Fund	11

Fund’s investments

As of 10-31-13

	Shares	Value
Common Stocks 92.1%		$770,125,692

(Cost $635,825,840)

Financials 89.2%		745,939,215

Capital Markets 19.6%

American Capital, Ltd. (I)	1,754,983	24,587,311

Ameriprise Financial, Inc.	293,791	29,537,747

Apollo Global Management LLC, Class A	373,596	12,052,207

Invesco, Ltd.	513,471	17,329,646

KKR & Company LP	780,452	17,130,921

The Blackstone Group LP	1,045,886	27,485,884

The Carlyle Group LP	484,928	14,993,974

The Goldman Sachs Group, Inc.	82,361	13,248,590

Walter Investment Management Corp. (I)	199,556	7,537,230

Commercial Banks 39.5%

1st United Bancorp, Inc.	359,434	2,746,076

Barclays PLC, ADR	1,053,587	17,710,797

BB&T Corp.	288,391	9,796,642

CIT Group, Inc. (I)	303,976	14,639,484

East West Bancorp, Inc.	369,740	12,456,541

Fifth Third Bancorp	1,075,690	20,470,381

Flushing Financial Corp.	225,857	4,537,467

Glacier Bancorp, Inc.	448,895	12,402,969

Independent Bank Corp. — Massachusetts	81,521	2,924,973

Independent Bank Corp. — Michigan (I)	169,595	1,648,463

M&T Bank Corp.	18,401	2,070,665

MB Financial, Inc.	116,281	3,453,546

PNC Financial Services Group, Inc.	220,338	16,201,453

Prosperity Bancshares, Inc.	231,320	14,445,934

Regions Financial Corp.	1,245,971	11,998,701

Royal Bank of Scotland Group PLC, ADR (I)	172,065	2,026,926

Standard Chartered PLC	165,467	3,976,794

State Bank Financial Corp.	255,573	4,360,075

Sun Bancorp, Inc. (I)	769,670	2,539,911

SunTrust Banks, Inc.	519,762	17,484,794

SVB Financial Group (I)	192,240	18,412,747

Swedbank AB, Class A	631,154	16,468,920

Talmer Bancorp, Inc. (I)(S)	739,378	7,869,508

The Community Financial Corp.	70,561	1,361,827

U.S. Bancorp	878,353	32,815,268

12	Financial Industries Fund | Annual report	See notes to financial statements

	Shares	Value
Commercial Banks (continued)

UniCredit SpA	2,724,693	$20,468,102

Union First Market Bankshares Corp.	312,832	7,545,508

Wells Fargo & Company	570,085	24,336,929

Wilshire Bancorp, Inc.	466,508	3,951,323

Yadkin Financial Corp. (I)	196,251	3,222,441

Zions Bancorporation	565,683	16,048,427

Consumer Finance 2.7%

Discover Financial Services	436,473	22,644,219

Diversified Financial Services 9.0%

Bank of America Corp.	1,992,280	27,812,229

Citigroup, Inc.	416,909	20,336,821

JPMorgan Chase & Company	517,940	26,694,628

Insurance 7.3%

ACE, Ltd.	215,071	20,526,376

American International Group, Inc.	402,212	20,774,250

Assured Guaranty, Ltd.	968,472	19,853,676

Real Estate Investment Trusts 7.5%

BRE Properties, Inc.	118,947	6,495,696

Campus Crest Communities, Inc.	398,414	3,988,124

CoreSite Realty Corp.	159,862	5,185,923

DiamondRock Hospitality Company	356,318	4,058,462

Digital Realty Trust, Inc.	133,767	6,375,335

FelCor Lodging Trust, Inc. (I)	845,413	5,681,175

General Growth Properties, Inc.	310,711	6,596,395

Simon Property Group, Inc.	122,974	19,005,632

Spirit Realty Capital, Inc.	532,486	5,569,804

Real Estate Management & Development 0.5%

Eurocastle Investment, Ltd.	393,372	4,011,095

Thrifts & Mortgage Finance 3.1%

First Defiance Financial Corp.	132,626	3,424,403

HomeStreet, Inc.	165,029	3,138,852

Nationstar Mortgage Holdings, Inc. (I)	339,885	17,442,898

United Community Financial Corp. (I)	506,530	2,026,120

Information Technology 2.9%		24,186,477

IT Services 2.9%

Visa, Inc., Class A	122,980	24,186,477

Preferred Securities 0.5%		$4,354,957

(Cost $4,407,206)

Financials 0.5%		4,354,957

Capital Markets 0.2%

Hercules Technology Growth Capital, Inc., 7.000%	57,317	1,465,087

See notes to financial statements	Annual report | Financial Industries Fund	13

			Shares	Value
Commercial Banks 0.3%

United Community Banks, Inc., Series B (5.000%
to 2-1-14, then 9.000% thereafter)			1,598	$1,547,615

Zions Bancorporation, 6.300%			56,516	1,342,255

		Maturity
	Rate (%)	date	Par value	Value
Corporate Bonds 0.5%				$4,132,100

(Cost $4,250,000)

Financials 0.5%				4,132,100

Commercial Banks 0.3%

Zions Bancorporation (5.800% to 6-15-23,
then 3 month LIBOR + 3.800%) (Q)	5.800	06-15-23	$2,850,000	2,553,600

Thrifts & Mortgage Finance 0.2%

Nationstar Mortgage LLC	9.625	05-01-19	1,400,000	1,578,500

			Shares	Value
Investment Companies 1.5%				$12,692,222

(Cost $6,428,028)

AP Alternative Assets LP (I)			442,674	12,692,222

Warrants 0.5%				$4,317,478

(Cost $3,707,526)

Financials 0.5%				4,317,478

Commercial Banks 0.4%

Comerica, Inc. (Expiration Date: 11-14-18, Strike Price: $29.40) (I)			223,341	3,680,660

Diversified Financial Services 0.1%

Citigroup, Inc. (Expiration Date: 1-4-19, Strike Price: $106.10) (I)			1,027,125	636,818

			Par value	Value
Short-Term Investments 4.4%				$36,293,000

(Cost $36,293,000)

Repurchase Agreement 4.4%				36,293,000

Barclays Tri-Party Repurchase Agreement dated 10-31-13 at 0.070%
to be repurchased at $34,605,067 on 11-1-13, collateralized by
$35,203,600 U.S. Treasury Notes, 0.375% due 11-15-15 (valued at
$35,297,247, including interest)			$34,605,000	34,605,000

Repurchase Agreement with State Street Corp. dated 10-31-13 at
0.000% to be repurchased at $1,688,000 on 11-1-13, collateralized by $1,730,000 U.S. Treasury Notes, 1.000% due 5-31-18 (valued at
$1,723,513, including interest)			1,688,000	1,688,000

Total investments (Cost $690,911,600)† 99.5%				$831,915,449

Other assets and liabilities, net 0.5%				$4,059,742

Total net assets 100.0%				$835,975,191

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

14	Financial Industries Fund | Annual report	See notes to financial statements

Notes to Schedule of Investments

ADR American Depositary Receipts

LIBOR London Interbank Offered Rate

(I) Non-income producing security.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

† At 10-31-13, the aggregate cost of investment securities for federal income tax purposes was $693,923,891. Net unrealized appreciation aggregated $137,991,558, of which $140,883,527 related to appreciated investment securities and $2,891,969 related to depreciated investment securities.

The fund had the following country concentration as a percentage of total net assets on 10-31-13:

United States	86.4%
United Kingdom	2.8%
Switzerland	2.5%
Italy	2.4%
Bermuda	2.4%
Sweden	2.0%
Guernsey, Channel Islands	1.5%

Total	100.0%

See notes to financial statements	Annual report | Financial Industries Fund	15

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $690,911,600)	$831,915,449
Cash	2,631,154
Foreign currency, at value (Cost $422,682)	418,338
Receivable for investments sold	170,743
Receivable for fund shares sold	623,543
Dividends and interest receivable	793,550
Receivable due from advisor	596
Other receivables and prepaid expenses	79,263

Total assets	836,632,636

Liabilities

Payable for fund shares repurchased	363,306
Payable to affiliates
Accounting and legal services fees	20,632
Transfer agent fees	43,808
Distribution and service fees	110,112
Trustees’ fees	34,790
Other liabilities and accrued expenses	84,797

Total liabilities	657,445

Net assets	$835,975,191

Net assets consist of

Paid-in capital	$753,270,449
Undistributed net investment income	3,044,461
Accumulated net realized gain (loss) on investments, options written and
foreign currency transactions	(61,339,224)
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	140,999,505

Net assets	$835,975,191

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($322,396,946 ÷ 20,618,220 shares)[1]	$15.64
Class B ($12,088,338 ÷ 837,237 shares)[1]	$14.44
Class C ($32,601,323 ÷ 2,256,822 shares)[1]	$14.45
Class NAV ($468,888,584 ÷ 29,941,235 shares)	$15.66

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$16.46

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16	Financial Industries Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$8,187,585
Interest	239,183
Securities lending	10,469
Less foreign taxes withheld	(40,926)

Total investment income	8,396,311

Expenses

Investment management fees	3,286,326
Distribution and service fees	1,217,753
Accounting and legal services fees	77,751
Transfer agent fees	530,316
Trustees’ fees	14,599
State registration fees	63,301
Printing and postage	54,909
Professional fees	46,046
Custodian fees	56,324
Registration and filing fees	32,841
Other	15,844

Total expenses	5,396,010
Less expense reductions	(14,416)

Net expenses	5,381,594

Net investment income	3,014,717

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	10,459,967
Investments in affiliated issuers	66
Written options	539,624
Foreign currency transactions	(93,180)

10,906,477
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	83,881,648
Written options	145,376
Translation of assets and liabilities in foreign currencies	553

84,027,577

Net realized and unrealized gain	94,934,054

Increase in net assets from operations	$97,948,771

See notes to financial statements	Annual report | Financial Industries Fund	17

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	10-31-13	10-31-12
Increase (decrease) in net assets

From operations
Net investment income	$3,014,717	$1,277,729
Net realized gain	10,906,477	11,369,395
Change in net unrealized appreciation (depreciation)	84,027,577	51,059,933

Increase in net assets resulting from operations	97,948,771	63,707,057

Distributions to shareholders
From net investment income
Class A	(726,928)	(2,558,857)
Class B	—	(58,349)
Class C	—	(51,126)
Class I	—	(103)

Total distributions	(726,928)	(2,668,435)

From fund share transactions	468,292,979	(18,138,378)

Total increase	565,514,822	42,900,244

Net assets

Beginning of year	270,460,369	227,560,125

End of year	$835,975,191	$270,460,369

Undistributed net investment income	$3,044,461	$219,683

18	Financial Industries Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	10-31-13	10-31-12	10-31-11	10-31-10	10-31-09

Per share operating performance

Net asset value, beginning of period	$11.82	$9.26	$9.79	$9.24	$8.78
Net investment income (loss)[1]	0.11	0.06	0.06	(0.02)	0.05
Net realized and unrealized gain (loss)
on investments	3.75	2.62	(0.58)	0.61	0.53
Total from investment operations	3.86	2.68	(0.52)	0.59	0.58
Less distributions
From net investment income	(0.04)	(0.12)	(0.01)	(0.04)	(0.12)
Net asset value, end of period	$15.64	$11.82	$9.26	$9.79	$9.24
Total return (%)[2,3]	32.71	29.38	(5.28)	6.39	7.02

Ratios and supplemental data

Net assets, end of period (in millions)	$322	$244	$207	$262	$278
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35	1.42	1.40	1.49	1.72[4]
Expenses net of fee waivers	1.35	1.42	1.40	1.49	1.46[4]
Net investment income (loss)	0.78	0.56	0.60	(0.23)	0.59
Portfolio turnover (%)	18	28	50	41	48

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

CLASS B SHARES Period ended	10-31-13	10-31-12	10-31-11	10-31-10	10-31-09

Per share operating performance

Net asset value, beginning of period	$10.97	$8.58	$9.12	$8.64	$8.18
Net investment income (loss)[1]	—[2]	(0.01)	(0.01)	(0.08)	—[2]
Net realized and unrealized gain (loss)
on investments	3.47	2.45	(0.53)	0.56	0.50
Total from investment operations	3.47	2.44	(0.54)	0.48	0.50
Less distributions
From net investment income	—	(0.05)	—	—	(0.04)
Net asset value, end of period	$14.44	$10.97	$8.58	$9.12	$8.64
Total return (%)[3,4]	31.63	28.60	(5.92)	5.56	6.23

Ratios and supplemental data

Net assets, end of period (in millions)	$12	$12	$11	$16	$21
Ratios (as a percentage of average net assets):
Expenses before reductions	2.11	2.12	2.10	2.19	2.42[5]
Expenses net of fee waivers	2.10	2.12	2.10	2.19	2.16[5]
Net investment income (loss)	0.04	(0.14)	(0.09)	(0.91)	(0.06)
Portfolio turnover (%)	18	28	50	41	48

1 Based on the average daily shares outstanding.
2 Less than $0.005 per share.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

See notes to financial statements	Annual report | Financial Industries Fund	19

CLASS C SHARES Period ended	10-31-13	10-31-12	10-31-11	10-31-10	10-31-09

Per share operating performance

Net asset value, beginning of period	$10.97	$8.58	$9.13	$8.64	$8.17
Net investment income (loss)[1]	—[2]	(0.01)	(0.01)	(0.09)	(0.01)
Net realized and unrealized gain (loss)
on investments	3.48	2.45	(0.54)	0.58	0.52
Total from investment operations	3.48	2.44	(0.55)	0.49	0.51
Less distributions
From net investment income	—	(0.05)	—	—	(0.04)
Net asset value, end of period	$14.45	$10.97	$8.58	$9.13	$8.64
Total return (%)[3,4]	31.72	28.60	(6.02)	5.67	6.36

Ratios and supplemental data

Net assets, end of period (in millions)	$33	$15	$10	$12	$15
Ratios (as a percentage of average net assets):
Expenses before reductions	2.08	2.12	2.10	2.19	2.41[5]
Expenses net of fee waivers	2.07	2.12	2.10	2.19	2.16[5]
Net investment income (loss)	0.03	(0.15)	(0.10)	(0.93)	(0.14)
Portfolio turnover (%)	18	28	50	41	48

1 Based on the average daily shares outstanding.
2 Less than $0.005 per share.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

CLASS NAV SHARES Period ended	10-31-13[1]

Per share operating performance

Net asset value, beginning of period	$14.79
Net investment income[2]	0.04
Net realized and unrealized gain on investments	0.83
Total from investment operations	0.87
Net asset value, end of period	$15.66
Total return (%)[3]	5.88[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$469
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85[5]
Expenses net of fee waivers	0.84[5]
Net investment income	0.84[5]
Portfolio turnover (%)	18[6]

1 The inception date for Class NAV shares is 7-12-13.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Annualized.
6 Portfolio turnover is shown for the period from 11-1-12 to 10-31-13.

20	Financial Industries Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Financial Industries Fund (the fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, printing and postage and state registration fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter (OTC) market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from

Annual report | Financial Industries Fund	21

independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of October 31, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Capital Markets	$163,903,510	$163,903,510	—	—
Commercial Banks	330,393,592	281,610,268	$40,913,816	$7,869,508
Consumer Finance	22,644,219	22,644,219	—	—
Diversified Financial
Services	74,843,678	74,843,678	—	—
Insurance	61,154,302	61,154,302	—	—
Real Estate Investment
Trusts	62,956,546	62,956,546	—	—
Real Estate Management
& Development	4,011,095	—	4,011,095	—
Thrifts & Mortgage
Finance	26,032,273	26,032,273	—	—
IT Services	24,186,477	24,186,477	—	—
Preferred Securities
Capital Markets	1,465,087	1,465,087	—	—
Commercial Banks	2,889,870	1,342,255	—	1,547,615
Corporate Bonds
Commercial Banks	2,553,600	—	2,553,600	—
Thrifts & Mortgage
Finance	1,578,500	—	1,578,500	—
Investment Companies	12,692,222	—	12,692,222	—
Warrants
Commercial Banks	3,680,660	3,680,660	—	—
Diversified Financial
Services	636,818	636,818	—	—
Short-Term Investments	36,293,000	—	36,293,000	—

Total Investments in
Securities	$831,915,449	$724,456,093	$98,042,233	$9,417,123

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

22	Financial Industries Fund | Annual report

INVESTMENTS IN SECURITIES	COMMON STOCKS	PREFERRED STOCKS	TOTAL

Balance as of 10-31-12	$3,074,065	—	$3,074,065
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	2,219,467	—	2,219,467
Purchases	2,575,976	$1,547,615	4,123,591
Sales	—	—	—
Transfer into Level 3	—	—	—
Transfer out of Level 3	—	—	—
Balance as of 10-31-13	$7,869,508	$1,547,615	$9,417,123
Change in unrealized at period end*	$2,219,467	—	$2,219,467

* Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the fund’s Level 3 securities are outlined in the table below:

	FAIR VALUE	VALUATION	UNOBSERVABLE
	AT 10-31-13	TECHNIQUE	INPUTS	INPUT/RANGE

Common Stocks	$7,869,508	Market	Book value	1.31x
		Approach	multiple
			Discount for lack	10%
			of marketability

Preferred Securities	$1,547,615	Market	Offered quotes	$968.47
		Approach

Increases/decreases in offered quotes, or book value multiples may result in increases/decreases in security valuation. Increases/decreases in discounts for lack of marketability may result in decreases/increases in security valuation.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the fund.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a return of

Annual report | Financial Industries Fund	23

capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCIT, an affiliate of the portfolio, which has a floating net asset value (NAV) and is registered with the Securities and Exchange Commission as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible to and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCIT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering its securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Prior to March 27, 2013, the fund participated in a $100 million unsecured line of credit, also with Citibank N.A., with terms otherwise similar to the existing agreement. Commitment fees for the year ended October 31, 2013 were $806. For the year ended October 31, 2013 the fund had no borrowings under either line of credit.

24	Financial Industries Fund | Annual report

Expenses. Within the John Hancock funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage expenses, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2013, the fund has a capital loss carryforward of $58,356,662 available to offset future net realized capital gains. These carryforwards expire as follows: October 31, 2016 — $7,926,739 and October 31, 2017 — $50,429,923.

As of October 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2013 and 2012 was as follows:

	OCTOBER 31, 2013	OCTOBER 31, 2012

Ordinary Income	$726,928	$2,668,435

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2013, the components of distributable earnings on a tax basis consisted of $3,369,667 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences.

These adjustments have no impact on net assets or the results of operations. Temporary book-tax

Annual report | Financial Industries Fund	25

differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to partnerships, straddle loss deferrals, real estate investment trusts, wash sale loss deferrals, foreign currency transactions, passive foreign investment companies, and litigation proceeds.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Options. There are two types of options, put options and call options. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended October 31, 2013, the fund used purchased options to manage against anticipated changes in securities markets. During the year ended October 31, 2013, the fund held purchased options with market values ranging up to approximately $161,000, as measured at each quarter end. At October 31, 2013, the fund held no purchased option contracts.

During the year ended October 31, 2013, the fund wrote option contracts to manage against anticipated changes in securities markets. The following tables summarize the fund’s written options activities during the year ended October 31, 2013. At October 31, 2013, the fund held no written option contracts.

26	Financial Industries Fund | Annual report

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED

Outstanding, beginning of period	4,100	$539,624
Options written	—	—
Options closed	—	—
Options exercised	—	—
Options expired	(4,100)	($539,624)
Outstanding, end of period	—	—

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2013:

	STATEMENT OF	INVESTMENTS
RISK	OPERATIONS LOCATION	(PURCHASED OPTIONS)	WRITTEN OPTIONS

Equity contracts	Net realized gain (loss)	($152,000)	$539,624

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2013:

	STATEMENT OF	INVESTMENTS
RISK	OPERATIONS LOCATION	(PURCHASED OPTIONS)	WRITTEN OPTIONS

Equity contracts	Change in unrealized	($9,000)	$145,376
	appreciation (depreciation)

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.800% of the first $500,000,000 of the fund’s average daily net assets; b) 0.750% of the next $500,000,000 of the fund’s average daily net assets; c) 0.735% of the next $1,000,000,000 of the fund’s average daily net assets; and d) 0.725% of the fund’s daily net assets in excess of $2,000,000,000. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

Effective June 1, 2013, the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including

Annual report | Financial Industries Fund	27

the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the funds and with the approval of the Board of Trustees.

Effective June 27, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 2.15% for Class C shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement expires on February 28, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Effective June 27, 2013, the Advisor has voluntarily agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 2.15% for Class B shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses paid indirectly and short dividend expense. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

For the year ended October 31, 2013, these expense reductions amounted to the following:

CLASS A	CLASS B	CLASS C	CLASS NAV	TOTAL

$7,200	$1,288	$702	$5,226	$14,416

The investment management fees, including the impact of the waivers and reimbursements described above, incurred for the year ended October 31, 2013 were equivalent to a net annual effective rate of 0.79% of the fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2013 amounted to an annual rate of 0.02% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares.

28	Financial Industries Fund | Annual report

CLASS	12b–1 FEE

Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $407,146 for the year ended October 31, 2013. Of this amount, $66,567 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $328,438 was paid as sales commissions to broker-dealers and $12,141 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2013, CDSCs received by the Distributor amounted to $141, $54,055 and $3,741 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes, and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to October 1, 2013, Signature Services Cost was calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Share Classes and all other Retail Share Classes. Within each of these categories, the applicable costs were allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2013 were:

	DISTRIBUTION	TRANSFER	PRINTING AND	STATE
CLASS	FEES	AGENT FEES	POSTAGE	REGISTRATION FEE

Class A	$857,694	$471,529	$48,502	$43,690
Class B	122,473	20,301	2,157	9,355
Class C	237,586	38,486	4,250	10,256
Total	$1,217,753	$530,316	$54,909	$63,301

Annual report | Financial Industries Fund	29

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Under the John Hancock Group of funds Deferred Compensation Plan (the Plan) which was terminated in November 2012, certain Trustees could have elected, for tax purposes, to defer receipt of this compensation. Any deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities. Plan assets will be liquidated in accordance with the Plan documents.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2013 and 2012 were as follows:

	Year ended 10-31-13		Year ended 10-31-12
	Shares	Amount	Shares	Amount
Class A shares

Sold	3,889,453	$54,803,515	2,889,759	$30,308,600
Distributions reinvested	51,392	617,218	243,939	2,112,514
Repurchased	(3,968,094)	(55,352,645)	(4,832,801)	(50,921,364)

Net decrease	(27,249)	$68,088	(1,699,103)	($18,500,250)

Class B shares

Sold	142,028	$1,749,923	163,213	$1,635,244
Distributions reinvested	—	—	6,662	53,831
Repurchased	(367,806)	(4,620,228)	(399,153)	(3,860,111)

Net decrease	(225,778)	($2,870,305)	(229,278)	($2,171,036)

Class C shares

Sold	1,405,074	$17,976,706	495,774	$5,118,639
Distributions reinvested	—	—	4,778	38,604
Repurchased	(490,763)	(6,130,482)	(276,036)	(2,617,868)

Net increase	914,311	$11,846,224	224,516	$2,539,375

Class I shares[1]

Repurchased	—	—	(615)	($6,467)

Net increase (decrease)	—	—	(615)	($6,467)

Class NAV shares[2]

Sold	30,515,915	$468,036,443	—	—
Repurchased	(574,680)	(8,787,471)	—	—

Net increase	29,941,235	$459,248,972	—	—

Total net increase (decrease)	30,602,519	$468,292,979	(1,704,480)	($18,138,378)

1 Class I shares were liquidated during the year ended October 31, 2012.

2 The inception date for Class NAV shares is 7-12-13.

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on October 31, 2013.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $509,495,810 and $70,153,859, respectively, for the year ended October 31, 2013.

30	Financial Industries Fund | Annual report

Note 8 — Industry or Sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s asset are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2013, funds within the John Hancock funds complex held 56.1% of the fund. The following funds had an affiliate ownership of 5% or more of the fund’s net assets:

AFFILIATED
FUND	CONCENTRATION

John Hancock Lifestyle Growth Portfolio	21.3%
John Hancock Lifestyle Balanced Portfolio	17.5%
John Hancock Lifestyle Aggressive Portfolio	8.3%

Annual report | Financial Industries Fund	31

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and
the Shareholders of John Hancock Financial Industries Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Financial Industries Fund (the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2013

32	Financial Industries Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2013.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Annual report | Financial Industries Fund	33

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Financial Industries Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16–17, 2013, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund, the Advisor, and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the fund’s benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative and each Trustee may attribute different weights to different factors. The Board’s conclusions may be

34	Financial Industries Fund | Annual report

based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties through Board meetings, discussions, and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

Annual report | Financial Industries Fund	35

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of the fund’s benchmark;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data. Such report included the fund’s ranking within a smaller group of peer funds and the fund’s ranking within broader groups of funds; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and peer group average for the one-, three-, and five-year periods ended December 31, 2012.

The Board notes the fund’s favorable performance relative to the benchmark index and peer group for the one-, three-, and five-year periods. The Board concluded that the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees for this fund are higher than the peer group median and that total expenses for this fund are lower than the peer group median. The Board took into account management’s discussion of the fund’s expenses.

The Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also took into account that management had agreed to implement an overall fee waiver across a number of funds in the complex, including the fund, which is discussed further below. The Board also noted management’s discussion of the fund’s expenses, as well as certain actions taken over the past several years to reduce the fund’s operating expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

36	Financial Industries Fund | Annual report

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(f) noted that the fund’s Subadvisor is an affiliate of the Advisor;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i) noted that the subadvisory fees for the fund are paid by the Advisor; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective June 1, 2013, to waive its management fee for the fund and each of the open-end funds of John Hancock Funds II, John Hancock Funds III, each other John Hancock fund (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios as of the date of this annual report are each of the fund of funds, money market funds, index funds and closed-end funds);

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Annual report | Financial Industries Fund	37

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund, and comparative performance information relating to the fund’s benchmark and comparable funds; and

(3) the subadvisory fee for the fund, including any breakpoints, and comparative fee information, where available, prepared by an independent third-party provider of mutual fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund, that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement. In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

38	Financial Industries Fund | Annual report

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and benchmark and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the fund generally has been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark and the fund’s overall performance is satisfactory;

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(4) Subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Annual report | Financial Industries Fund	39

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates,[2] Born: 1946	2012	233

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).
Trustee and Chairperson of the Board, John Hancock retail funds[4] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2,3] Born: 1941	2012	233

Director, Island Commuter Corp. (marine transport).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	233

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	233

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).
Trustee, John Hancock retail funds[4] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

40	Financial Industries Fund | Annual report

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey,[2] Born: 1946	2012	233

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2,3] Born: 1947	2012	233

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	233

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds[4] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	233

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2005	233

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).
Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[4]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds[4], John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

Annual report | Financial Industries Fund	41

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2009	233

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds[4] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[5]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle,[2] Born: 1959	2012	233

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010).
Trustee, John Hancock retail funds[4] (since 2012 and 2005–2010); Trustee, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	233

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).
Trustee, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	233

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).
Trustee, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

42	Financial Industries Fund | Annual report

Principal officers who are not Trustees

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC, and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010); President (since 2012) and former Trustee (2010–2012), John Hancock retail funds,[4] President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971	2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,[4]
John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2007); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[4] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions).

Annual report | Financial Industries Fund	43

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[4] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the fund effective December 1, 2012.

3 Member of the Audit Committee.

4 “John Hancock retail funds” comprises John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

5 The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

44	Financial Industries Fund | Annual report

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Subadvisor
James R. Boyle†	John Hancock Asset Management a division of
Craig Bromley†	Manulife Asset Management (US) LLC
Peter S. Burgess*
William H. Cunningham	Principal distributor
Grace K. Fey	John Hancock Funds, LLC
Theron S. Hoffman*
Deborah C. Jackson	Custodian
Hassell H. McClellan	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Hugh McHaffie	Legal counsel
President	K&L Gates LLP

Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	Investment Operations	Investment Operations
	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

Annual report | Financial Industries Fund	45

800-225-5291
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Financial Industries Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	70A 10/13
MF164346	12/13

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2013, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2013 and 2012. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2013	October 31, 2012

John Hancock Financial Industries Fund	$27,254	$28,130

John Hancock Regional Bank Fund	32,709	29,585

John Hancock Small Cap Equity Fund	28,788	33,713

Total	$88,751	$91,428

(b) Audit-Related Services

Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Amounts billed to the registrant were as follows:

Fund	October 31, 2013	October 31, 2012

John Hancock Financial Industries Fund	$1,236	$1,094

John Hancock Regional Bank Fund	1,236	1,094

John Hancock Small Cap Equity Fund	1,236	1,094

Total	$3,708	$3,282

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended October 31, 2013 and 2012. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2013	October 31, 2012

John Hancock Financial Industries Fund	$3,065	$3,065

John Hancock Regional Bank Fund	2,610	2,610

John Hancock Small Cap Equity Fund	2,976	2,976

Total	$8,651	$8,651

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2013 and 2012 amounted to the following:

Fund	October 31, 2013	October 31, 2012

John Hancock Financial Industries Fund	$213	$419

John Hancock Regional Bank Fund	214	171

John Hancock Small Cap Equity Fund	214	419

Total	$641	$1,009

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2013, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended October 31, 2013 and 2012 amounted to the following:

Trust	October 31, 2013	October 31, 2012

John Hancock Investment Trust II	$4,608,161	$3,665,594

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust II

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	December 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
-------------------------------
Hugh McHaffie
President

Date:	December 20, 2013

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	December 20, 2013